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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) 18 September 1997

                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)

                Delaware                                       1-4534                          23-1274455
(State of other jurisdiction of incorporation)         (Commission file number)      (IRS Identification number)

7201 Hamilton Boulevard, Allentown, Pennsylvania                      18195-1501
    (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code (610) 481-4911
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Item 5. Other Events.

                  On September 18, 1997, the Board of Directors approved amendments to the By-Laws of the Registrant. The amended By-Laws of the Registrant are attached hereto as Exhibit 3.1.

Exhibits.

                  The following exhibit is hereby filed with this report:

                  Exhibit Number             Description

                   3.1                       Air Products and Chemicals, Inc.
                                             By-Laws as Amended

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Air Products and Chemicals, Inc.
                                                --------------------------------
                                                           (Registrant)

Dated: 19 September 1997                               By: /s/ James H. Agger
                                                           --------------------
                                                           James H. Agger
                                                           Senior Vice President

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                          -----------------------------



                                    EXHIBITS

                                       To

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                           Commission File No. 1-4534

                               -------------------



                        AIR PRODUCTS AND CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)
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                                INDEX TO EXHIBITS

                   Exhibit Number            Description
                   --------------            -----------

                   3.1                       Air Products and Chemicals, Inc.
                                             By-Laws as Amended